Bank of America Leveraged Finance Conference November 30, 2021

2 Safe Harbor This presentation is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the SEC's Fair Disclosure Regulation. This presentation contains certain ''forward-looking'' statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this presentation regarding our expectations with respect to our 2021 and 2022 financial performance, our 2026 targets and our modeling assumptions, as well as other statements related to the Company’s expectations regarding the performance of its business and improvement of operational performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to Owens & Minor’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC including the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and subsequent, quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the company’s actual results to differ materially from its current estimates. These filings are available at www.owens-minor.com. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward- looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Owens & Minor uses its web site, www.owens-minor.com, as a channel of distribution for material Company information, including news releases, investor presentations and financial information. This information is routinely posted and accessible under the Investor Relations section.

3 O&M Overview: Leading Healthcare Solutions Provider 15,000+ Teammates Worldwide 1,200+ Branded Manufacturers 4,000+ Healthcare Providers Served 95+ Facilities Worldwide A growth-focused, integrated healthcare solutions provider with broad medical distribution reach, proprietary products and services, and a leading home health business that Empower our Customers to Advance Healthcare™ • 140 years of legacy service • Extensive medical distribution platform and network of trusted relationships • Large North American manufacturing footprint that serves the country’s PPE needs • Supported by value-added services and technology solutions that drive recurring revenue and “sticky” partnerships • Portfolio of proprietary products and emerging home health business that will fuel growth

# O&M Core Segments

## GLOBAL SOLUTIONS

| MEDICAL DISTRIBUTION | PATIENT DIRECT | SERVICES |
|---|---|---|
| DISTRIBUTION | Byram HEALTHCARE® | QSight® |
| | | SURGITRACK® |
| | | PANDAC℠ |
| | | my OM |

## GLOBAL PRODUCTS

| PROPRIETARY PRODUCTS |
|---|
| HALYARD® |
| MEDICHOICE® |
| Medical Action INDUSTRIES INC.® |

4 | Confidential & Proprietary to Owens & Minor, Inc.

Owens & Minor

5 Medical Distribution Traditional Med-Surg Supply Outsourced Logistics ACUTE CARE HOSPITALS• Buy-Sell Product Distribution • Bulk & LUM delivery • Tailored to individual customer needs • 3PL Logistics • Healthcare focused / FDA compliant • Pandemic preparedness & customer owned inventory storage MANUFACTURERS / PROVIDERS Technology & Analytics Services • Real-time analytics & dashboards • Customer- & Supplier-facing • myOM • PANDAC • QSIGHT • BILL ONLY • SURGITRACK INTEGRATED O.R. ENVIRONMENT SOLUTIONS NEXT GEN SUPPLY CHAIN MANAGEMENT

6 HOSPITAL/IDN HOME HEALTH CHRONIC CARE AT HOME Patient Direct: Covering the Entire Patient Journey Completing the Continuum of Care

7 Services: Optimizing Inventory Management Leveraging Technology for Best-in-Class Service Distribution only service Supply chain services S E R V I C E S

8 Trusted, Market-Leading Products for Every Care Setting Market Leading & Customer Recognized Brands Essential products for delivery of care every day. Our Private Label Broad portfolio of products for the prevention of healthcare-associated infections (including PPE) across the acute and non-acute channels Custom procedure trays & minor procedure kits GLOBAL PRODUCTS

9 Global Products Americas Based Manufacturing Provides Supply Chain Resiliency Key Takeaways: • We control the design, raw materials, strict quality standards, and product specifications in our own facilities with our own Teammates • We self-manufacture most of our proprietary branded products, many in the Americas • We have strategically-located distribution centers in North America for rapid deployment • Vertical integration coupled with strategic footprint drives sustainable margin and represents advantage over non- vertically integrated competitors Large, Americas-based footprint with raw materials manufactured in North Carolina provides the foundation for a fully vertically-integrated PPE manufacturing platform

10 Q3 2021 Operational Highlights • Substantial increase in Global Solutions top & bottom line as customers recognize ability to provide flexible & scalable solutions at the highest level of service and continued strong growth in Patient Direct • Another quarter with net new wins among acute care distribution customers • Higher sales of S&IP; including PPE, year-over- year and sequentially • Continue to reinvest in infrastructure, services, and technology to drive long-term growth while driving leverage down Recent Financial Results Q3 2021 Financial Performance • 14% year-over-year revenue growth in Q3 driven by outstanding performance in both segments • Global Solutions revenue up 9%, Global Products revenue up 8%, net of glove cost pass- through revenue lift • $330 million net debt reduction from prior year; $42 million net debt reduction from Q2 • 45% decrease in interest expense versus prior year • Net leverage of 1.7x on LTM Adjusted EBITDA1 of $533 million ¹Reconciliations for Non-GAAP measures, including Net Leverage, Adjusted EBITDA and Adjusted EPS are presented in the appendix.

11 2021 & 2022 Outlook FY 2021 • Recently narrowed the range of full-year guidance for: • Adjusted EPS of $3.90 to $4.10 • Adjusted EBITDA of $475 million to $500 million • Record setting 2021 driven by: • Response to pandemic through investments in infrastructure, manufacturing capacity and technology resulting in productivity gains and unprecedented operating leverage • Unique operating model from Americas-centric manufacturing footprint providing supply chain resiliency to serve acute care customers all the way to the home • Enhanced continuity of supply mitigating risk in the supply chain • Living by our IDEAL values and the O&M Business Blueprint FY 2022 • Affirming the range of full-year guidance for: • Adjusted EPS of $3.00 to $3.50 • Adjusted EBITDA of $400 million to $450 million

12 Lower leverage and improved competitive position yielding several credit rating upgrades in the past 12 months Company Performance Markets have recognized success • OMI shares year-to-date return through November 19 of 55% and over 700% since January 1, 2020 • OMI’s 2024 & 2029 Notes up 3.5% and 1.4% (since 3/21 issuance), respectively through November 19 S&P Moody's Fitch Date Rating Outlook Rating Outlook Rating Outlook Q4 2021 BB- Positive Ba3 Stable BB- Stable Q1 2021 B+ Positive B1 Positive BB- Stable Q4 2020 B+ Stable B2 Positive B Positive Q3 2020 B- Stable B3 Stable CCC+ Positive

13 Driving Sustainable Value Through Social Responsibility • Launched the Owens & Minor Foundation which is committed to improving the communities in which we operate and live • Released our first sustainability report detailing the advancement that Owens & Minor has made in Environmental, Social, and Governance • Undertook one of our largest green programs ever by piloting an electric fleet initiative for large-scale deliveries to hospitals • Initiated supplier diversity and inclusion efforts to enable greater competitiveness and expanded purchasing power; including 32% of MediChoice brand sourced from diverse suppliers

14 Strategic Plan Builds Financial Strength * Financial Strength Drivers • Reduced $700M+ of debt since Q2 2018 • Eliminated $39M in short-term maturities during Q1 2021 • Improved Credit Rating from CCC+ as of December 2018 to BB- as of November 2021 • Raised $500M in unsecured debt; 4.5% interest rate • Lowered run rate interest expense by about $40M (about 50%) per year since 2018 • Maintain long-term leverage between 2.0x-3.0x • Focused on driving positive free cash flow moving forward 0 x 1 x 2 x 3 x 4 x 5 x 6 x 7 x 8 x $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Le ve ra ge R at io N et D eb t¹ Debt & Leverage Profile -$200 -$100 $0 $100 $200 $300 $400 Free Cash Flow¹ $ in millions $ in millions This financial information is presented on a total company basis, including continuing and discontinued operations, and is intended to reflect the most appropriate comparability of relevant metrics. * ¹Reconciliations for Non-GAAP measures, including FCF and Net Debt, are presented in the appendix.

15 Numerous Opportunities within Core, Products & Adjacencies to Complement Growth Accelerates Path to Own Continuum of Care M&A Criteria: Disciplined Approach to Enhance Growth Bolt-on in Terms of Size Focus Niche Market Leadership Immediately Accretive Complementary to our Strategy Growth Platform & Synergies Cash Flow Generation 1 32 4 65

16 Robust 2026 Targets Revenue $8.5B $12B+ Adjusted EBITDA1 $335M $650M+ Adjusted EPS1 $2.26 $6.00+ $3.90-$4.10 6% CAGR* 12% CAGR* 18% CAGR* $9.6B- $9.8B $475M- $500M *6-year CAGR from 2020-2026 2021E represents guidance issued on November 3, 2021 ¹Reconciliations for Non-GAAP measures, including Adjusted EBITDA and Adjusted EPS, are presented in the appendix

17 Investment Highlights 1. Leading healthcare solutions company ready to ignite sustainable growth through capacity and proprietary products expansion, entry into new adjacent markets, and future M&A 2. Medical distribution with 140-year history of service, support and partnership with leading healthcare providers, is the logistics backbone and foundation 3. Poised to continue to benefit from the “new normal” for long-term PPE requirements as a leading manufacturer with an Americas based footprint 4. Byram is one of the leading and fast-growing brands in home health, and will continue to expand though its direct to patient products for chronic conditions 5. Strategic plan focusing on investments in high-margin, growth-focused areas of the business that will drive operating leverage and margin expansion over the long-term 6. Building financial strength and expanding cash generating capabilities of the business that will fund critical investments and growth platform

18 Appendix

19 Use of Non-GAAP Measures This presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). In general, the measures exclude items and charges that (i) management does not believe reflect Owens & Minor, Inc.'s (the "Company") core business and relate more to strategic, multi-year corporate activities; or (ii) relate to activities or actions that may have occurred over multiple or in prior periods without predictable trends. Management uses these non-GAAP financial measures internally to evaluate the Company's performance, evaluate the balance sheet, engage in financial and operational planning and determine incentive compensation. Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on its financial and operating results and in comparing the Company's performance to that of its competitors. However, the non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements set forth above should be carefully evaluated.

20 Adjusted EBITDA Reconciliation Certain totals in this appendix may not sum due to rounding

21 Net Debt Reconciliation

22 Total Company FCF Reconciliation ¹Includes LIFO provision of $15.6M, $7.9M, $26.9M, $4.4M, and $(0.8M) for the periods ending 2020, 2019, 2018, 2017, and 2016. The 2018 figure includes acquired current assets of $331M and current liabilities of $92M resulting from the Halyard acquisition.

23 Total Company Adjusted EBITDA Reconciliation

24 Total Company Net Debt Reconciliation

25 Adjusted EPS Reconciliation

26 Definitions of Non-GAAP Reconciliation items The following items have been excluded in our non-GAAP financial measures: Intangible amortization: Includes amortization of intangible assets established during purchase accounting for business combinations. These amounts are highly dependent on the size and frequency of acquisitions and are being excluded to allow for a more consistent comparison with forecasted, current and historical results and the results of our peers. Goodwill and intangible asset impairment charges: These charges were incurred as a result of a decline in market capitalization of the company and lower than projected financial results of certain reporting units due to customer losses and operational inefficiencies. Fair value adjustments related to purchase accounting: Includes an incremental charge to cost of goods sold from purchase accounting impacts related to the sale of acquired inventory that was written up to fair value in connection with the Halyard acquisition. Acquisition-related and exit and realignment charges: Acquisition-related charges consist primarily of transition costs for the Halyard and Byram acquisitions. Exit and realignment charges consist primarily of an increase in reserves associated with certain retained assets of Fusion5, IT restructuring charges and other costs related to the reorganization of the U.S. commercial, operations and executive teams. Loss on extinguishment and modification of debt: Includes the write-off of deferred financing costs and third party fees and amounts reclassified from accumulated other comprehensive loss as a result of the termination of our interest rate swaps. Software as a service implementation costs: These charges are associated with significant global IT platforms in connection with the redesign of our global information system strategy. Other expense (income), net: Includes interest costs and net actuarial losses related to our retirement plans. Tax Adjustments: Includes a tax adjustment associated with the estimated benefits under the Tax Cuts and Jobs Act and the Coronavirus Aid, Relief, and Economic Security (CARES) Act. Other depreciation and amortization: Includes depreciation expense for property and equipment and amortization for capitalized computer software.